UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 6, 1995

Commission File Number:    000-17962


                         Applebee's International, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                      43-1461763
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
             (Address of principal executive offices and zip code)

                                 (913) 967-4000
              (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report)



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Item 5.         Other Events

     In connection with the preparation of a Registration Statement on Form S-3 filed with the Securities and Exchange Commission dated July 28, 1995, Applebee's International, Inc. prepared and filed the financial information listed below under Item 7.


Item 7.         Financial Statements and Exhibits


(c)             Exhibits

                27         Financial Data Schedule

                The following financial statements are filed as a part of this Form 8-K:

                99.1 Applebee's International, Inc. and Subsidiaries Consolidated Financial Statements for the Fiscal Years Ended December 25, 1994, December 26, 1993 and December 27, 1992.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       APPLEBEE'S INTERNATIONAL, INC.
                                       (Registrant)


Date:    September 6, 1995             By:  /s/    George D. Shadid
                                            George D. Shadid
                                            Executive Vice President and
                                            Chief Financial Officer